UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 26, 2017

Innovative Industrial Properties, Inc.

(Exact name of registrant as specified in its charter)

Maryland	001-37949	81-2963381
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

11440 West Bernardo Court, Suite 220

San Diego, California 92127

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (858) 997-3332

17190 Bernardo Center Drive, San Diego, CA 92128

(Former Name, Former Address and Former Fiscal Year, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).                                                   Emerging growth company      ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      ☐

This Current Report on Form 8-K/A amends the Current Report on Form 8-K of Innovative Industrial Properties, Inc. (the “Company”), dated May 26, 2017, to provide certain financial information required by Items 9.01(a) and (b) in connection with the acquisition by IIP-MD 1 LLC, a wholly owned subsidiary of the Company’s operating partnership subsidiary, IIP Operating Partnership, LP, of the property located at 9220 Alaking Court in Capitol Heights, Maryland.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

Holistic Industries LLC
Independent Auditor’s Report
Audited Balance Sheets as of December 31, 2016 and 2015

Audited Statements of Operations and Changes in Members’ Equity for the period from July 1, 2015 (Inception) through December 31, 2015 and the year ended December 31, 2016

Audited Statements of Cash Flows for the period from July 1, 2015 (Inception) through December 31, 2015 and the year ended December 31, 2016

Notes to Audited Financial Statements

(b)	Pro Forma Financial Information.

Unaudited Pro Forma Consolidated Balance Sheet as of March 31, 2017
Unaudited Pro Forma Consolidated Statement of Operations for the year ended December 31, 2016
Unaudited Pro Forma Consolidated Statement of Operations for the three months ended March 31, 2017
Notes to Unaudited Pro Forma Consolidated Financial Statements

(d)	Exhibits.

Exhibit	Description of Exhibit

10.1(1)	Lease Agreement, dated as of May 26, 2017, between IIP-MD 1 LLC and Holistic Industries LLC.

10.2(2)	Purchase and Sale Agreement and Joint Escrow Instructions dated as of May 1, 2017 between IIP Operating Partnership, LP and PGHI LLC.

23.1	Consent of Grossberg Company LLP.

(1)	Incorporated by reference to Innovative Industrial Properties, Inc.'s Current Report on Form 8-K filed with the Securities and Exchange Commission on May 30, 2017.

(2)	Incorporated by reference to Innovative Industrial Properties, Inc.'s Current Report on Form 8-K filed with the Securities and Exchange Commission on May 4, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 2, 2017	INNOVATIVE INDUSTRIAL PROPERTIES, INC.

	By:	/s/ Paul Smithers
	Name:	Paul Smithers
	Title:	President and Chief Executive Officer

ITEM 9.01 (a) – FINANCIAL STATEMENTS OF BUSINESS ACQUIRED

INDEPENDENT AUDITOR’S REPORT

To the Board of Managers

Holistic Industries LLC

We have audited the accompanying financial statements of Holistic Industries LLC which comprise the balance sheets as of December 31, 2016 and 2015, the related statements of operations, members’ equity, and cash flows for the period July 1, 2015 (inception) through December 31, 2015 and the year ended December 31, 2016, and the related notes to the financial statements.

MANAGEMENT’S RESPONSIBILITY FOR THE FINANCIAL STATEMENTS

Management is responsible for the preparation and fair presentation of these financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

AUDITOR’S RESPONSIBILITY

Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor's judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity's preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity's internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

UNMODIFIED OPINION

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Holistic Industries LLC at December 31, 2016 and 2015, and the results of its operations and its cash flows for the period July 1, 2015 (inception) through December 31, 2015 and the year ended December 31, 2016, in conformity with accounting principles generally accepted in the United States of America.

/s/ Grossberg Company LLP

Bethesda, MD

July 27, 2017

HOLISTIC INDUSTRIES LLC

(A LIMITED LIABILITY COMPANY)

BALANCE SHEETS

DECEMBER 31, 2016 AND 2015

	2016	2015
Assets
Cash	$10,200	$-

Deposit for equipment	10,000	-

Intangible assets:
License costs	850,104	442,768
Intangible assets - net	850,104	442,768
	$870,304	$442,768

Liabilities and Members' Equity

Accrued expenses	$38,604	$15,000

Members' equity	831,700	427,768
	$870,304	$442,768

HOLISTIC INDUSTRIES LLC

(A LIMITED LIABILITY COMPANY)

STATEMENTS OF OPERATIONS AND CHANGES IN MEMBERS'

EQUITY FOR THE PERIOD JULY 1, 2015 (INCEPTION) THROUGH

DECEMBER 31, 2015 AND THE YEAR ENDED DECEMBER 31, 2016

	2016	2015

Revenue:

Sales	$-	$-

Expenses:
Start up costs	6,402	3,081
Organization cost	447	540
Political contributions	41,500	-
Total expenses	48,349	3,621
Net loss	(48,349)	(3,621)
Members' equity, beginning of period	427,768	-
Capital contributions	452,281	431,389
Members' equity, end of period	$831,700	$427,768

HOLISTIC INDUSTRIES LLC

(A LIMITED LIABILITY COMPANY)

STATEMENTS OF CASH FLOWS

FOR THE PERIOD JULY 1, 2015 (INCEPTION) THROUGH DECEMBER

31, 2015 AND THE YEAR ENDED DECEMBER 31, 2016

	2016	2015

Cash flows from operating activities:
Net loss	$(48,349)	$(3,621)
Adjustments to reconcile net loss to net cash used for operations
Changes in operating assets and liabilities
Accrued expenses	23,604	-
Net cash used for operating activities	(24,745)	(3,621)
Cash flows from investing activities:
Expenditures paid for licenses	(407,336)	(427,768)
Equipment deposit	(10,000)	-
Net cash used for investing activities	(417,336)	(427,768)
Cash flows from financing activities:
Contributions from members	452,281	431,389

Increase in cash	10,200	-

Cash, beginning of period	-	-
Cash, end of period	$10,200	$-

HOLISTIC INDUSTRIES LLC

(A LIMITED LIABILITY COMPANY)

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2016 AND 2015

1.	Accounting policies

Nature of operations - Holistic Industries LLC (the “Company”) was formed as a limited liability company under the laws of the State of Maryland, on July 1, 2015, and is to continue in business until December 31, 2199, unless sooner dissolved pursuant to the operating agreement. These financial statements include cost incurred prior to the Company being formed. The Company was organized to engage in the business of growing, processing and dispensing marijuana in the State of Maryland (the “State”) in accordance with all Maryland laws and regulations.

The Company was pre-approved to pursue a Medical Cannabis Dispensary License in Senatorial District 18 of the State of Maryland on December 9, 2016. The Company also received pre-approvals to pursue Medical Cannabis Processor and Grower Licenses in Maryland on August 15, 2016. The members of the Company have the resources and intend to fund the Company through the approval process and start-up phase.

Use of estimates - The Company prepares its financial statements in conformity with accounting principles generally accepted in the United States of America, which require management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses, as well as the disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

Cash equivalents - Holdings of highly liquid investments with maturities of three months or less when purchased are considered to be cash equivalents.

License costs - The costs associated with obtaining three Medical Cannabis licenses from the Maryland Medical Cannabis Commission (the “Commission”) have been capitalized. The licenses have an initial four-year term after the final awards are made. Each of the three licenses (grower, processor and dispensary) are renewable every two years, subject to: (a) meeting the State’s compliance requirement based upon an inspection of the relevant facility and (b) payment of the applicable renewal fee. The State has imposed certain restrictions on the transferability of the licenses.

The Company will amortize the costs associated with procuring the licenses over the four-year period starting after final approval by the Commission is received, which is expected to occur by August 15, 2017 for grower and processor, and by December 9, 2017 for dispensing.

Subsequent event - We have evaluated subsequent events through July 27, 2017, which is the date these financial statements were available to be issued. All subsequent events requiring recognition as of December 31, 2016 have been incorporated into these statements.

HOLISTIC INDUSTRIES LLC

(A LIMITED LIABILITY COMPANY)

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2016 AND 2015

2.	Income taxes

The Company is treated as a partnership for income tax purposes. Therefore, the Company is not liable for income taxes and no provision for income taxes has been provided for in the accompanying financial statements. All members are required to report their allocable share of the Company’s income, gains, losses and deductions on their tax returns.

The nature of the Company’s business creates uncertain tax position for the members. The business consists of trafficking in controlled substances, which is prohibited by federal law (not state law); as such, the business is limited in taking deductions. These tax positions do not affect the Company because any loss of deduction would be reported on the members’ own returns.

3.	Related party transactions

The Company had no employees for the period from inception through December 31, 2016, but utilized the services of Willco Construction Company, Inc. (“Willco”) for asset management, development/construction management, general administrative, legal, and accounting duties. Willco is owned by a member of the Company. No fees were paid or accrued for these services as they were not material to the operations.

On December 2, 2016, the Company entered into a build-to-suit lease with PGHI LLC, an affiliate of a member of the Company, to lease certain land and a building to be constructed containing approximately 72,471 of rentable square feet. PGHI, LLC sold the facility to IIP – MD 1 LLC, an indirect wholly owned subsidiary of Innovative Industrial Properties, Inc., a publicly-traded company, on May 26, 2017, upon which time a new lease was signed. The new lease has a sixteen (16) year term with three options to extend the term for five (5) years each. The initial base rent is $100,000 per month, subject to subsequent adjustment detailed in the lease agreement.

The Company entered into a lease with an affiliate of a member of the Company for the planned dispensary. The lease is for ten (10) years and has an annual base rent of $105,000 with a 2.5% escalation.

4.	Contingencies

The Commission is currently being sued by multiple parties alleging the regulators improperly considered geographic and racial diversity when selecting applicants. The Company was granted its motion to intervene in one of the lawsuits, but if the Commission is required to re-examine the approval process as a result of a court order in one of the lawsuits, the Company may be required to re-apply for the licenses. The Company does not believe the plaintiffs in this lawsuit will prevail and, accordingly, is continuing operations on such basis.

In addition, the Company will be conducting its business, once operational, in violation of federal laws, and the Company is unable to predict what actions, if any, the U.S. Department of Justice or other applicable Federal agencies will initiate in the future.

HOLISTIC INDUSTRIES LLC

(A LIMITED LIABILITY COMPANY)

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2016 AND 2015

5.	Members’ ownership interests

Transfers of a member’s ownership interest in the Company of 5% or more is subject to approval by the Commission. In addition, the Company’s Operating Agreement also places certain restrictions on the transfer of ownership interests.

On May 11, 2017, the Company offered $9,000,000 of unsecured promissory notes that are convertible into Class A Units, and bear interest at a rate of 10% per annum until conversion. All notes were fully committed in June of 2017.

ITEM 9.01(b) – PRO FORMA FINANCIAL INFORMATION

Unaudited Pro Forma Consolidated Financial Statements

Innovative Industrial Properties, Inc. (the “Company”) completed its initial public offering on December 5, 2016, in which the Company issued 3,350,000 shares of its common stock and raised approximately $61.1 million after deducting underwriting discounts and commissions and offering expenses. As previously disclosed in its Current Report on Form 8-K filed with the Securities and Exchange Commission on May 30, 2017, the Company completed the acquisition of the property located at 9220 Alaking Court in Capitol Heights, Maryland (the “9220 Alaking Court Property”) and entered into a triple-net lease with a tenant for the entire property (the “Alaking Lease”) on May 26, 2017. The unaudited pro forma consolidated financial statements of the Company as of March 31, 2017, and for the year ended December 31, 2016 and the three months ended March 31, 2017, are presented as if the acquisition of the 9220 Alaking Court Property and commencement of the Alaking Lease had occurred on March 31, 2017 for the unaudited pro forma consolidated balance sheet, and on January 1, 2016 for the unaudited pro forma consolidated statements of operations.

The unaudited pro forma consolidated financial statements should be read in conjunction with the consolidated historical financial statements of the Company and the notes thereto, included in the Company’s Annual Report on Form 10-K for the period from June 15, 2016 (date of incorporation) through December 31, 2016, and its Quarterly Report on Form 10-Q for the three months ended March 31, 2017 filed with the Securities and Exchange Commission. Certain adjustments, described below, have also been made to give effect to the Company's initial public offering, which closed on December 5, 2016, and the acquisition of the property located in New York (the “Initial Property”), which was acquired by the Company on December 19, 2016 and leased back to the seller on the date the acquisition closed (the “Initial Property Lease”) as if both transactions had occurred on January 1, 2016 for the unaudited pro forma consolidated statements of operations for the year ended December 31, 2016.

The unaudited pro forma consolidated financial statements do not purport to represent the Company’s financial position or the results of operations that would actually have occurred assuming the acquisition of properties and execution of the related leases had occurred on the dates specified; nor do they purport to project the Company’s financial position or results of operations as of any future date or any future period.

Unaudited Pro Forma Consolidated Balance Sheet as of March 31, 2017

(In thousands)

	Historical	Adjustment
	Innovative	Related to the		Pro Forma
	Industrial	Acquisition of		Innovative
	Properties,	9220 Alaking		Industrial
	Inc.	Court Property		Properties, Inc.
Assets
Real estate, at cost:
Land	$7,600	$2,785	(1)	$10,385
Buildings and improvements	22,475	5,400	(1)	27,875
Total real estate, at cost	30,075	8,185		38,260
Less accumulated depreciation	(187)	-		(187)
Net real estate held for investment	29,888	8,185		38,073
Cash and cash equivalents	33,351	(7,085	)(3)	26,266
Prepaid insurance and other assets, net	268	-		268
Total assets	$63,507	$1,100		$64,607

Liabilities and stockholders' equity
Accounts payable, accrued expenses and other liabilities	$344	$-		$344
Rents received in advance and tenant security deposits	2,545	1,100	(2)	3,645
Total liabilities	2,889	1,100		3,989

Commitments and contingencies

Stockholders' equity:
Common stock	4	-		4
Additional paid-in-capital	65,597	-		65,597
Accumulated deficit	(4,983)	-		(4,983)
Total stockholders' equity	60,618	-		60,618
Total liabilities and stockholders' equity	$63,507	$1,100		$64,607

Unaudited Pro Forma Consolidated Statement of Operations for the Year Ended December 31, 2016

(In thousands, except share and per share amounts)

	Historical Innovative Industrial Properties, Inc. (*)	Adjustment Related to the Acquisition of Initial Property		Subtotal	Adjustment Related to the Acquisition of 9220 Alaking Court Property		Pro Forma Innovative Industrual Properties, Inc.
Revenues:
Rental	$180	4,979	(4)	$5,159	$918	(6)	$6,077
Tenant reimbursements	87	-		87	-		87
Other	54	-		54	-		54
Total revenues	321	4,979		5,300	918		6,218

Expenses:
Property expenses	87	-		87	-		87
General and administrative (9)	770	-		770	-		770
Stock-based compensation (9)	58	-		58	-		58
Forfeited Class B common shares	3,707	-		3,707	-		3,707
Organization costs	64	-		64	-		64
Depreciation	27	614	(5)	641	154	(7)	795
Total expenses	4,713	614		5,327	154		5,481
Net (loss)/income	$(4,392)	$4,365		$(27)	$764		$737
Net loss per share (basic and diluted)	$(4.56)						$0.34

Weighted average shares outstanding:
Basic and diluted	962,775						2,188,013	(8)

(*) Historical consolidated statement of operations for the period from June 15, 2016 (date of incorporation) through December 31, 2016.

Unaudited Pro Forma Consolidated Statement of Operations for the Three Months Ended March 31, 2017

(In thousands, except share and per share amounts)

	Historical	Adjustment
	Innovative	Related to the		Pro Forma
	Industrial	Acquisition of		Innovative
	Properties,	9220 Alaking		Industrial
	Inc.	Court Property		Properties, Inc.
Revenues:
Rental	$1,290	$305	(6)	$1,595
Other	35	-		35
Total revenues	1,325	305		1,630

Expenses:
General and administrative	985	-		985
Stock-based compensation	770	-		770
Depreciation	161	39	(7)	200
Total expenses	1,916	39		1,955
Net (loss)/income	$(591)	$266		$(325)
Net loss per share (basic and diluted)	$(0.18)			$(0.10)

Weighted average shares outstanding:
Basic and diluted	3,350,000			3,350,000

Notes to Unaudited Pro Forma Consolidated Financial Statements

Adjustments to the Unaudited Pro Forma Consolidated Balance Sheet

The adjustments to the unaudited pro forma consolidated balance sheet as of March 31, 2017 are as follows:

(1)	Represents the sum of the initial purchase price for the 9220 Alaking Court Property of $8.0 million (the “Initial Purchase Price”) and $185,000 of transaction costs. The Company expects to pay additional purchase consideration to the seller of up to $3.0 million (the “Additional Purchase Consideration”) upon the seller’s completion of certain development milestones and reimburse the tenant for up to $4.0 million (the “TI Reimbursement”) in tenant improvements in accordance with the Alaking Lease. The Company also agreed to separately fund a rent reserve for the tenant equal to $1.9 million (the “Rent Reserve”) for the estimated base rent and property management fee payable from month four through month twelve of the Alaking Lease. These additional payments are not reflected in the unaudited pro forma balance sheet as of March 31, 2017.

(2)	Represents the initial security deposit that is contractually required to be paid by the tenant pursuant to the Alaking Lease.

(3)	Represents the net decrease in cash and cash equivalents resulting from the payment of the Initial Purchase Price and transaction costs for the 9220 Alaking Court Property, offset by receipt of the security deposit pursuant to the Alaking Lease.

Adjustments to the Unaudited Pro Forma Consolidated Statements of Operations

The adjustments to the unaudited pro forma consolidated statements of operations for the year ended December 31, 2016 and three months ended March 31, 2017 are as follows:

(4)	The Company acquired the Initial Property and entered into the Initial Property Lease on December 19, 2016. The adjustment represents the incremental rental revenues, including property management fees, which are contractually required to be paid by the tenant as if the Initial Property was acquired and Initial Property Lease commenced on January 1, 2016, instead of the actual closing and lease commencement date of December 19, 2016. The amount represents all "Rent", as defined in the Initial Property Lease, reflected on a cash basis as the collectability of minimum lease payments under this operating lease is not reasonably predictable.

(5)	Represents incremental depreciation of the buildings as if the Initial Property was acquired on January 1, 2016 instead of the actual closing date of December 19, 2016, calculated using the straight-line method, with useful remaining lives of approximately 35 years.

(6)	Represents the rental revenues, including property management fees, which are contractually required to be paid by the tenant as if the 9220 Alaking Court Property was acquired and the Alaking Lease commenced on January 1, 2016. The amount represents base rent on the Initial Purchase Price, subject to a three-month rent abatement period and property management fees of 1.5% of base rent, reflected on a cash basis as the collectability of minimum lease payments under this operating lease is not reasonably predictable. Upon payment of the Additional Purchase Consideration and the TI Reimbursement (assuming payment of up to the maximum amount permitted in each case), the contractual base rent shall increase by up to $87,500 per month as the Alaking Lease provides for an initial annualized aggregate base rent of 15% of the sum of the Initial Purchase Price, Additional Purchase Consideration and TI Reimbursement. Upon funding of the Rent Reserve, the contractual base rent shall increase by approximately $26,000 per month, offset by approximately $11,000 per month decrease in rental revenues due to straight-line amortization of the Rent Reserve over the contractual lease term.

(7)	Represents depreciation of the building as if the 9220 Alaking Court Property was acquired on January 1, 2016 at the sum of the Initial Purchase Price of $8.0 million and $185,000 in transaction costs, calculated using the straight-line method, with a useful remaining life of approximately 35 years. Upon payment of the Additional Purchase Consideration and TI Reimbursement (assuming payment of up to the maximum amount permitted in each case), the depreciation expense shall increase by approximately $29,000 per month, calculated using the straight-line method, useful remaining lives of approximately 35 years for building and 15 years for tenant improvements.

(8)

Represents the denominator in computing pro forma net income (loss) per share, which only includes the weighted average shares outstanding of those shares of Class A common stock whose proceeds were used for acquisitions. The Company issued 3,350,000 shares of Class A common stock in its initial public offering on December 5, 2016 (which were subsequently reclassified to common stock in January 2017) for net proceeds of $18.23 per share. Accordingly, the pro forma number of shares that were required to be issued at January 1, 2016 to fund the acquisitions as if it were completed on January 1, 2016 was 2,098,893 shares, resulting in a pro forma weighted average shares outstanding of 2,188,013 shares for the year ended December 31, 2016.

(9)

The unaudited pro forma consolidated statement of operations for the year ended December 31, 2016 do not include general and administrative expenses and stock-based compensation expense that would have been incurred to operate as a public company for the full year as if the initial public offering occurred on January 1, 2016, as such expenses are not known or factually supportable. The Company expects to incur additional annual costs for items such as legal, accounting, insurance, public company reporting, stockholder relations, public relations, travel, office rent, compensation and stock-based compensation, director fees and other general and administrative expenses associated with operating a public company. For example, for the three months ended March 31, 2017, the Company’s general and administrative expenses were approximately $985,000 and the stock-based compensation expense was approximately $770,000.